UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

                         Date of Report: April 27, 2004


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


       Delaware                         0-23702                 13-3588231
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)


52-16 Barnett Avenue, Long Island City, New York                      11104
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:               (718) 446-1800
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Item 7(c).   Exhibits.
             --------

99.1 Press Release of Steven Madden, Ltd. dated April 27, 2004, reporting financial results for the first quarter of 2004.

99.2         Transcript of April 27, 2004, Steven Madden, Ltd. conference call.

Item 12.     Results of Operations and Financial Condition.
             ---------------------------------------------

On April 27, 2004, Steven Madden, Ltd. issued a press release and held a conference call announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this report and also is incorporated herein by reference.

The information in this report, including exhibits attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               STEVEN MADDEN, LTD.


                                               By: /s/ JAMIESON A. KARSON
                                                  ------------------------------
                                                  Name:  Jamieson A. Karson
                                                  Title: Chief Executive Officer

Date:        April 29, 2004

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